UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-4084

Hawaiian Tax-Free Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:

(212) 697-6666

Date of fiscal year end:   3/31/22

Date of reporting period:  3/31/22

FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS

Annual Report March 31, 2022

Hawaiian Tax-Free Trust Maintaining Perspective with Reason for Optimism Serving Hawaii investors since 1985

May, 2022

Dear Fellow Shareholder:

We recognize that the beginning of 2022 has presented a challenging period for fixed income markets, including municipal bonds. The markets have been driven by a number of factors, both domestically and globally, that have produced significant headwinds for rate-sensitive fixed income investments. These include a continuation of higher inflation levels, rising interest rates and subsequent bond price declines, and a shift in the Federal Reserve’s monetary policy. In addition, ongoing supply chain disruptions, along with concerns about rising energy and commodity prices resulting from geopolitical tensions abroad, all have likely contributed to some consternation for municipal bond investors.

Despite inevitable changes in market conditions, we look forward to the coming fiscal year with continued optimism, underscored by the everlasting need for infrastructure (such as hospitals, schools and roadways) financed through municipal bonds, the underlying strength of municipal bond fundamentals, and what we believe to be the many benefits the asset class continues to afford investors. Let’s briefly reflect on some key market events and ponder what lies ahead.

Interest Rates and Federal Reserve Response

The primary driver of bond yields, prices, and relative performance is interest rates. Consistent with the general level of interest rates, municipal bond yields have moved higher thus far in 2022, particularly on the lower end of the yield curve. This upward rate bias was spurred in anticipation of, and by, the Federal Reserve (“the Fed”) which began raising its Federal Funds rate (the interest rate that banks charge one another to borrow or lend excess reserves overnight) in mid-March to help manage rising inflation. The March increase marked the first time the Federal Reserve has raised rates since 2018.

The Federal Reserve has indicated a willingness to carry out additional rate hikes this year as it may deem appropriate. The Fed’s goal is to control inflation, which has risen to its highest level in 40 years, while at the same time, striving to avoid an economic recession thereby enabling a “soft landing”. Adding to the Fed’s dilemma is the need to reduce its $9 trillion balance sheet, which is expected to be trimmed by $95 billion per month.

NOT A PART OF THE ANNUAL REPORT

The result has been a dramatic increase in municipal bond yields, especially with the market’s anticipation of further interest rate hikes. And given the inverse relationship between bond yields and prices, municipal bond valuations have dropped significantly in response. Of note, 10-year AAA municipal bond yields (as measured by Bloomberg) increased from 1.04% as of December 31st to 2.22% by the end of the first quarter of 2022. This contributed to 10-year municipal bonds underperforming their U.S. Treasury counterparts. Some investors reacted by selling their investment portfolio holdings (referred to as “outflows” for mutual funds), which created a seeming oversupply of municipal bonds in the secondary market relative to investor demand, and contributed to the municipal bond market’s slide in valuation.

Relative Yields and Valuations

Recent changes in the relationship between municipal bond yields and those of U.S. Treasuries have resulted in favorable Municipal/Treasury yield ratios (the AAA rated municipal bond yield divided by the U.S. Treasury yield). For instance, the rising interest rate environment caused the 10-year Municipal/Treasury ratio (per Thompson Reuters Municipal Market Data (“MMD”)) to rise from 68.8% as of December 31, 2021 to 93.7% as of March 31, 2022. As the Fed continues to pursue its path towards higher interest rates with a goal to help dampen inflation, municipal bond yields are generally expected to continue to increase in unison. While municipal bond yields have risen and prices have correspondingly decreased, we believe this environment bodes well for investors interested in income, and accentuates relative price valuations and the attractive opportunities they present for municipal bonds.

As mentioned earlier, municipal bond yields moved higher during the beginning of 2022, particularly on the lower end of the yield curve. This trend has led to the yield curve “flattening” at the time of this letter relative to the prior year, which means there is less of a difference between short-term and long-term yields for bonds of similar credit quality. It also gives market participants an interesting choice when considering investment opportunities.

Your fund typically invests in securities of intermediate-term maturity and duration with a goal to persevere in whatever markets we may face. Thus, a “flatter” yield curve, with attractive yields at the shorter end of the duration spectrum, may be viewed as being beneficial. Regardless of interest rates and the shape of the yield curve, your fund’s portfolio is actively managed consistent with its stated investment objective.

Maintaining Perspective

We believe it is important to keep in mind two key benefits of investing in municipal bonds (and municipal bond funds):

•	the income from municipal bonds is generally tax-exempt; and,
•	municipal bonds are considered, for the most part, to be safe investments with a low default rate on a comparative basis to other types of investments.

Your fund’s investment objective is to provide as high a level of current income exempt from state and regular federal income taxes as is consistent with preservation of capital. Your portfolio management team is locally-based in your state, which provides them with an up-close perspective on the economy and bond issuers in local municipalities, cities, and overall within the state. These investment professionals draw upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities for your benefit. And on a tax-equivalent basis (compared with taxable income generated by similar investments), the tax-exempt income provided to you as a shareholder can provide an important advantage to you.

NOT A PART OF THE ANNUAL REPORT

We believe it is essential for shareholders to remain focused on their long-term financial goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended plans. It is therefore important for us all to remain focused on our individual financial goals, our time frame for achieving them, and our tolerance for risk. We encourage you to speak with a financial professional to review your investment portfolio to ensure it continues to align with your individual goals.

Regardless of the direction of interest rates and Federal monetary policy, it is important to remember that your municipal bond fund is actively managed, maintaining broadly diversified, high-quality portfolios, generally with an intermediate average maturity. We remain committed to effective risk management, seeking to provide you, our shareholders, with what we believe to be an appropriate level of risk-adjusted return. As always, thank you for being a valued shareholder of Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Hawaiian Tax-Free Trust ANNUAL REPORT Management Discussion Serving Hawaii investors since 1985

Economic Overview

It has been a very difficult fiscal year for fixed income investors. The economy has emerged from under the cloud of a pandemic initiated shut down. Supply chain bottlenecks, labor shortages, soaring energy prices and war have obscured a generally solid economic restart. During fourth fiscal quarter ended March 31st of Hawaiian Tax-Free Trust (the “Trust”), the Federal Reserve (the “Fed”) quickly reacted to reign in surging inflationary pressures that now appear higher and more durable than expected. The rapid change of tone from historic monetary accommodation and fiscal stimulus to the specter of a tightening monetary policy dramatically impacted the level of interest rates by year end 2021. Bond markets reset higher and higher with increasing predictions of forward Federal Reserve action. Pushed onward by Fed speak and increasing inflation data the Trust’s final quarter ended with a single increase of 0.25% from the Federal Reserve (the target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight). The market is currently digesting the thought of one or possibly two 0.50% increases in the next quarter. As a follow up, during the May meeting (after the close of the Trust’s fiscal year) the Federal Reserve followed through with a 0.50% increase (this level of increase has not occurred since 2000) and indicated that 0.50% increases would be considered at the time of the Fed’s next couple of meetings. (The May Fed Funds increase represented the first time since 2006 that the Fed has implemented rate increases at back-to-back meetings.) At the end of the day, the goal is an economic soft landing. Tightening enough to cool the fire of inflation without turning the economy over.

Municipal Bond Market Overview

For the municipal market, in the final quarter of the Trust’s fiscal year, rising rates negatively impacted valuations. During the early part of the year, new bond issuance was relatively unchanged from the prior year and the market remained calm as valuations improved. However, the dramatic increase in yields in the last quarter and the negative price impact of on bonds caused bond fund shareholders to sell mutual fund shares. In reaction, fund managers flooded the market with secondary bond supply. The market was impacted in two ways. First, yields rose in concert with the overall trend to higher interest rates in the market. Second, municipals underperformed with due to mutual fund selling pressure. Thus ended a fairly calm 2021 with a rough patch in the Trust’s final quarter.

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MANAGEMENT DISCUSSION (continued)

To be sure, it has been a difficult year for municipal investors. It’s important at these times for investors to focus on the long term. This storm will pass and investors should carefully consider their goals to avoid falling prey to the “fear and greed” emotions of a short term cycle. Investing is generally a long term endeavor. The current period represents what we see as an opportunity to increase the yield and income of the Trust’s portfolio. We believe it’s a time to invest at an attractive opportunity for the long term. It is also the time to lean on the experience of a professional management. With a depth of resources, knowledge and skill in markets the investment manager can seek opportunity with a clear eye to that long term objective. The Trust’s objective is to provide an attractive and durable stream of income exempt from both Federal and State taxation for the life of the investment as is consistent with preservation of capital.

Hawaii Municipal Bond Market and Economy

The Hawaiian economy continues on the road to recovery. During the fourth quarter, the Omicron COVID variant case count fell to extremely low levels. So low that the State removed the mask requirement and suspended the Hawaii’s “Safe Travels” program screening for visitors on March 25th. By the end of the year visitor count rose moving closer to the pre-pandemic 2019 average. A surge of domestic travelers offset the still anemic international visitor count. Most noticeability there remains weakness in visitors from Japan. This is expected to recover when Japanese travel restrictions are lifted. Visitor spending remains only slightly below the pre-pandemic trend.

A restarted local economy strengthened as employment improved. Hawaii State unemployment rate fell through the year. Although, still lagging the national rate, the declining unemployment trend in Hawaii is closing the gap. The data from 2021 showed an increase in the State’s general fund revenues. For the same annual period the transient accommodations tax (“TAT”) revenue also increased. At the time of this report, Hawaii is experiencing a solid post-COVID recovery with improving State finances.

New issue supply in the Hawaiian market expanded by the Trust’s fourth quarter. The issuance from the Airport Authority and Honolulu Board of Water Supply in early 2022 has increased new bond offerings within the State.

Performance

Hawaiian Tax-Free Trust’s Class Y shares returned -4.05% for the twelve-month period ended March 31, 2022. This compares to -4.37% for Bloomberg Municipal Bond: Quality Intermediate Total Return Unhedged USD (the “Index”). The majority of the outperformance was due to the Trust’s lower duration exposure compared to the Index. A smaller portion of the outperformance can be explained by the higher credit quality in the Trust’s portfolio holdings compared to the national Index. The Trust continues to be 100% invested in Hawaii municipals. This is especially beneficial for the Trust’s high tax bracket Hawaii-resident shareholders who are generally exempt from federal and state taxes with respect to the Trust’s income distributions.

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MANAGEMENT DISCUSSION (continued)

The Trust has maintained a reduced interest rate risk anticipating the current rate increases. This has contributed to improved downside performance in the recent environment. Now, we are beginning the process of seeking to improve income by reinvesting cash flow and bond maturities in a favorable market. Our focus is not only on improvement in distribution yield, but on the durability of that income for the long term.

Trust Outlook and Strategy

In 2022, we continue to expect a solid economic recovery with stabilization in the rate of inflation. We also expect the rate of inflation to begin to drop as Federal Reserve tightening activity cools the economy at the margin. We do not expect the increased Fed activity to create a recession or bring the expansion to a halt. However, the monetary policy is data dependent and we remain vigilant to the signs of inflation moderating or causing more dramatic problems down the road.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Trust’s assets can decline as can the value of the Trust’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

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MANAGEMENT DISCUSSION (continued)

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

4  |  Hawaiian Tax-Free Trust

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Hawaiian Tax-Free Trust (the “Trust”) for the 10-year period ended March 31, 2022 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2022
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 2/20/85
With Maximum Sales Charge	(7.17)%	0.14%	0.99%	4.67%
Without Sales Charge	(4.25)	0.96	1.41	4.79
Class C since 4/01/96
With CDSC**	(5.88)	0.16	0.61	2.48
Without CDSC	(4.94)	0.16	0.61	2.48
Class F since 11/30/18
No Sales Charge	(4.02)	N/A	N/A	1.42
Class Y since 4/01/96
No Sales Charge	(4.05)	1.16	1.61	3.59
Bloomberg Intermediate Index	(4.37)	1.77	2.11	4.92*	(Class A)
				4.17	(Class C & Y)
				3.30	(Class F)

Total return figures shown for the Trust reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Trust Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*     From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**   CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of

Hawaiian Tax-Free Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hawaiian Tax-Free Trust (the “Trust”), including the schedule of investments, as of March 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 27, 2022

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS MARCH 31, 2022

Principal Amount	General Obligation Bonds (35.9%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (22.3%)
	City and County of Honolulu, Hawaii, Series A
$ 1,000,000	5.000%, 10/01/23	Aa1/NR/AA+	$ 1,048,080
3,000,000	5.000%, 10/01/25	Aa1/NR/AA+	3,303,660
5,055,000	5.000%, 10/01/26	Aa1/NR/AA+	5,563,078
1,735,000	5.000%, 10/01/29	Aa1/NR/AA+	1,900,779
1,300,000	5.000%, 10/01/35	Aa1/NR/AA+	1,419,626
1,000,000	5.000%, 10/01/36	Aa1/NR/AA+	1,091,320
	City and County of Honolulu, Hawaii, Series 2018A
1,130,000	5.000%, 09/01/32	Aa1/NR/AA+	1,309,116
	City and County of Honolulu, Hawaii, Series 2019A, Rail Transit Project
1,500,000	5.000%, 09/01/25	Aa1/NR/AA+	1,648,455
1,060,000	5.000%, 09/01/26	Aa1/NR/AA+	1,190,030
	City and County of Honolulu, Hawaii, Series 2020A, Rail Transit Project
500,000	4.000%, 09/01/36	Aa1/NR/AA+	550,020
640,000	4.000%, 09/01/39	Aa1/NR/AA+	696,717
500,000	4.000%, 09/01/40	Aa1/NR/AA+	543,520
	City and County of Honolulu, Hawaii, Series 2021A
1,405,000	4.000%, 07/01/34	Aa1/NR/AA+	1,570,425
	City and County of Honolulu, Hawaii, Series B
2,040,000	5.000%, 10/01/26	Aa1/NR/AA+	2,245,040
5,000,000	4.000%, 11/01/27	Aa1/NR/AA+	5,074,750
5,000,000	4.500%, 11/01/28	Aa1/NR/AA+	5,088,450
4,000,000	4.500%, 11/01/29	Aa1/NR/AA+	4,070,520
	City and County of Honolulu, Hawaii, Series 2018B
5,000,000	5.000%, 09/01/24	Aa1/NR/AA+	5,365,550
	City and County of Honolulu, Hawaii, Series 2019B, Rail Transit Project
1,095,000	4.000%, 09/01/24	Aa1/NR/AA+	1,149,389
1,175,000	3.000%, 09/01/25	Aa1/NR/AA+	1,214,210

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	City and County of Honolulu, Hawaii, Series C
$ 2,860,000	5.000%, 10/01/23	Aa1/NR/AA+	$ 2,997,509
2,745,000	5.000%, 10/01/26	Aa1/NR/AA+	3,020,900
2,095,000	5.000%, 10/01/27	Aa1/NR/AA+	2,303,327
4,510,000	5.000%, 10/01/28	Aa1/NR/AA+	4,952,070
575,000	5.000%, 10/01/29	Aa1/NR/AA+	629,941
	City and County of Honolulu, Hawaii, Series 2019C
1,075,000	4.000%, 08/01/26	Aa1/NR/AA+	1,160,420
1,020,000	4.000%, 08/01/29	Aa1/NR/AA+	1,139,473
3,000,000	4.000%, 08/01/36	Aa1/NR/AA+	3,290,760
1,565,000	4.000%, 08/01/43	Aa1/NR/AA+	1,700,044
	City and County of Honolulu, Hawaii, Series 2020C
2,000,000	4.000%, 07/01/36	Aa1/NR/AA+	2,208,040
1,000,000	3.000%, 07/01/37	Aa1/NR/AA+	993,710
1,000,000	4.000%, 07/01/39	Aa1/NR/AA+	1,091,940
	City and County of Honolulu, Hawaii, Series E, Crossover Refunding
1,820,000	5.000%, 09/01/29	Aa1/NR/AA+	2,082,863
	City and County of Honolulu, Hawaii, Series 2020F
175,000	5.000%, 07/01/33	Aa1/NR/AA+	208,213
1,250,000	5.000%, 07/01/35	Aa1/NR/AA+	1,483,825
	County of Hawaii, Series A
1,500,000	5.000%, 09/01/25	Aa2/AA/NR	1,648,455
	County of Hawaii, 2016-Series A
1,095,000	4.000%, 09/01/35	Aa2/AA/NR	1,152,871
	County of Hawaii, 2017-Series A
2,365,000	5.000%, 09/01/27	Aa2/NR/AA+	2,689,336
1,970,000	5.000%, 09/01/28	Aa2/NR/AA+	2,228,365
4,175,000	5.000%, 09/01/29	Aa2/NR/AA+	4,708,022
	County of Hawaii, 2016-Series C
370,000	5.000%, 09/01/27	Aa2/AA/NR	410,648

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	County of Hawaii, 2017-Series D
$ 2,445,000	4.000%, 09/01/28	Aa2/NR/AA+	$ 2,650,038
1,000,000	4.000%, 09/01/31	Aa2/NR/AA+	1,070,380
	County of Hawaii, 2020-Series A
1,050,000	5.000%, 09/01/25	Aa2/AA/AA+	1,153,918
2,000,000	5.000%, 09/01/29	Aa2/AA/AA+	2,379,260
2,250,000	5.000%, 09/01/31	Aa2/AA/AA+	2,712,127
1,000,000	5.000%, 09/01/37	Aa2/AA/AA+	1,188,370
	County of Kauai, Hawaii, 2017 Series
250,000	4.000%, 08/01/22	Aa2/NR/AA	252,415
300,000	3.000%, 08/01/24	Aa2/NR/AA	307,500
220,000	5.000%, 08/01/25	Aa2/NR/AA	241,501
235,000	5.000%, 08/01/26	Aa2/NR/AA	263,865
285,000	5.000%, 08/01/28	Aa2/NR/AA	326,436
825,000	2.500%, 08/01/29	Aa2/NR/AA	832,970
385,000	5.000%, 08/01/30	Aa2/NR/AA	439,100
200,000	4.000%, 08/01/32	Aa2/NR/AA	214,872
200,000	5.000%, 08/01/37	Aa2/NR/AA	225,530
	County of Kauai, Hawaii, 2021A Series
1,000,000	5.000%, 08/01/23	Aa2/NR/AA	1,043,350
	County of Maui, Hawaii
1,045,000	3.000%, 06/01/27	Aa1/AA+/AA+	1,057,895
2,000,000	3.000%, 06/01/28	Aa1/AA+/AA+	2,022,940
	County of Maui, Hawaii, Series 2014 Refunding
1,900,000	5.000%, 06/01/22	Aa1/AA+/AA+	1,912,426
1,015,000	5.000%, 06/01/23	Aa1/AA+/AA+	1,054,402
4,015,000	5.000%, 06/01/24	Aa1/AA+/AA+	4,281,797
	County of Maui, Hawaii, Series 2018
4,160,000	5.000%, 09/01/26	Aa1/AA+/AA+	4,689,027
5,060,000	5.000%, 09/01/30	Aa1/AA+/AA+	5,898,240
	County of Maui, Hawaii, Series 2020
800,000	3.000%, 03/01/31	Aa1/AA+/AA+	829,328
1,250,000	5.000%, 03/01/33	Aa1/AA+/AA+	1,489,125
1,275,000	5.000%, 03/01/34	Aa1/AA+/AA+	1,514,968

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HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	County of Maui, Hawaii, Series 2021
$ 1,000,000	5.000%, 03/01/34	Aa1/AA+/AA+	$ 1,206,930
1,000,000	4.000%, 03/01/37	Aa1/AA+/AA+	1,106,340
	Total City & County		130,508,517

	State (13.6%)
	State of Hawaii, Series EL, Refunding
2,045,000	5.000%, 08/01/23	Aa2/AA+/AA	2,135,021
	State of Hawaii, Series EO
3,410,000	5.000%, 08/01/27	NR/AA+/AA	3,637,583
1,735,000	5.000%, 08/01/28	NR/AA+/AA	1,848,348
1,475,000	5.000%, 08/01/29	NR/AA+/AA	1,571,008
	State of Hawaii, Series EO, Refunding
3,195,000	5.000%, 08/01/30	Aa2/AA+/AA	3,400,726
	State of Hawaii, Series EP, Refunding
5,075,000	5.000%, 08/01/23	Aa2/AA+/AA	5,298,401
5,000,000	5.000%, 08/01/24	Aa2/AA+/AA	5,351,400
	State of Hawaii, Series ET
200,000	5.000%, 10/01/24	Aa2/AA+/AA	214,990
	State of Hawaii, Series EZ Refunding
2,085,000	5.000%, 10/01/26	Aa2/AA+/AA	2,293,083
	State of Hawaii, Series FB
6,225,000	5.000%, 04/01/27	Aa2/AA+/AA	6,924,752
2,255,000	4.000%, 04/01/29	Aa2/AA+/AA	2,409,964
	State of Hawaii, Series FG
1,265,000	5.000%, 10/01/28	Aa2/AA+/AA	1,420,443
	State of Hawaii, Series FH
825,000	5.000%, 10/01/25	Aa2/AA+/AA	908,506
4,055,000	5.000%, 10/01/28	Aa2/AA+/AA	4,553,278
6,460,000	4.000%, 10/01/30	Aa2/AA+/AA	6,935,391
	State of Hawaii, Series FN
2,515,000	5.000%, 10/01/29	Aa2/AA+/AA	2,881,234
1,215,000	5.000%, 10/01/31	Aa2/AA+/AA	1,382,488

10  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Hawaii, Series FT
$10,100,000	5.000%, 01/01/29	Aa2/AA+/AA	$ 11,632,776
1,680,000	5.000%, 01/01/30	Aa2/AA+/AA	1,929,514
4,100,000	5.000%, 01/01/33	Aa2/AA+/AA	4,679,781
1,095,000	5.000%, 01/01/38	Aa2/AA+/AA	1,244,697
	State of Hawaii, Series FW
3,000,000	5.000%, 01/01/24	Aa2/AA+/AA	3,167,130
4,000,000	4.000%, 01/01/25	Aa2/AA+/AA	4,217,600
	Total State		80,038,114
	Total General Obligation Bonds		210,546,631

	Revenue Bonds (43.4%)
	Airport (5.6%)
	State of Hawaii Airport System Revenue Refunding, AMT
3,000,000	5.000%, 07/01/45	A1/A+/A+	3,195,720
	State of Hawaii Airport System Revenue, Series A, AMT
4,000,000	5.000%, 07/01/29	A1/A+/A+	4,512,480
2,000,000	5.000%, 07/01/32	A1/A+/A+	2,238,280
	State of Hawaii Airport System Revenue, Series B
2,000,000	5.000%, 07/01/25	A1/A+/A+	2,175,760
	State of Hawaii Airport System Revenue, Series 2015A, AMT
2,000,000	5.000%, 07/01/41	A1/A+/A+	2,130,480
	State of Hawaii Airport System Revenue, Series 2020A, AMT
3,000,000	5.000%, 07/01/32	A1/A+/A+	3,447,210
	State of Hawaii Airport System Revenue, Series 2022A, AMT
10,000,000	5.000%, 07/01/51	A1/A+/A+	11,327,700

11  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airport (continued)
	State of Hawaii Department of Transportation Airports Division Lease Revenue COP AMT
$ 360,000	5.000%, 08/01/23	A2/A/A	$ 373,194
3,435,000	5.250%, 08/01/25	A2/A/A	3,578,926
	Total Airport		32,979,750

	Education (5.3%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Mid-Pacific Institute) Series 2020
340,000	4.000%, 01/01/28	NR/BBB+/NR	357,932
360,000	4.000%, 01/01/29	NR/BBB+/NR	380,603
270,000	4.000%, 01/01/32	NR/BBB+/NR	283,813
540,000	4.000%, 01/01/33	NR/BBB+/NR	567,427
435,000	3.000%, 01/01/34	NR/BBB+/NR	410,884
300,000	3.000%, 01/01/35	NR/BBB+/NR	281,751
280,000	3.000%, 01/01/36	NR/BBB+/NR	261,537
	University of Hawaii, Revenue Refunding, Medical School, Series E
1,695,000	5.000%, 10/01/25	Aa3/NR/AA	1,867,161
4,635,000	5.000%, 10/01/29	Aa3/NR/AA	5,183,460
3,825,000	5.000%, 10/01/31	Aa3/NR/AA	4,270,689
	University of Hawaii, Series B
1,055,000	4.000%, 10/01/23	Aa3/NR/AA	1,090,100
1,250,000	4.000%, 10/01/24	Aa3/NR/AA	1,313,413
1,125,000	5.000%, 10/01/25	Aa3/NR/AA	1,239,266
1,065,000	5.000%, 10/01/26	Aa3/NR/AA	1,170,531
	University of Hawaii, Series F
1,595,000	5.000%, 10/01/25	Aa3/NR/AA	1,757,004
1,335,000	5.000%, 10/01/29	Aa3/NR/AA	1,532,193
2,080,000	5.000%, 10/01/30	Aa3/NR/AA	2,389,379
2,690,000	5.000%, 10/01/31	Aa3/NR/AA	3,089,438

12  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Education (continued)
	University of Hawaii, 2017B, Refunding
$ 1,000,000	3.000%, 10/01/28	Aa3/NR/AA	$ 1,034,870
	University of Hawaii, 2020B, Refunding
230,000	5.000%, 10/01/23	Aa3/NR/AA	241,024
	University of Hawaii, 2020D, Refunding
2,000,000	4.000%, 10/01/33	Aa3/NR/AA	2,223,780
	Total Education		30,946,255

	Housing (0.3%)
	State of Hawaii Housing Finance and Development Corp., Iwilei Apartments, Series A
1,825,000	3.750%, 01/01/31 FHLMC Insured Liquidity Agreement	NR/AA+/NR	1,829,708

	Medical (7.5%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health) Series A
200,000	5.000%, 07/01/22	A1/NR/AA-	201,932
1,000,000	5.000%, 07/01/24	A1/NR/AA-	1,039,040
685,000	5.000%, 07/01/25	A1/NR/AA-	710,448
1,355,000	5.000%, 07/01/27	A1/NR/AA-	1,403,983
280,000	5.000%, 07/01/28	A1/NR/AA-	290,052
3,895,000	6.000%, 07/01/33	A1/NR/AA-	4,089,205
20,000	5.500%, 07/01/43	A1/NR/AA-	20,790
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaii Pacific Health) Series B
225,000	5.000%, 07/01/30	A1/NR/AA-	232,965
415,000	5.125%, 07/01/31	A1/NR/AA-	430,218

13  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Medical (continued)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Queens Health System) Series A
$ 1,105,000	5.000%, 07/01/23	A1/AA-/NR	$ 1,150,084
4,725,000	5.000%, 07/01/24	A1/AA-/NR	5,037,370
3,120,000	5.000%, 07/01/25	A1/AA-/NR	3,406,478
1,715,000	5.000%, 07/01/26	A1/AA-/NR	1,869,659
2,400,000	5.000%, 07/01/27	A1/AA-/NR	2,607,768
850,000	5.000%, 07/01/28	A1/AA-/NR	922,199
15,520,000	5.000%, 07/01/35	A1/AA-/NR	16,722,179
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Senior Living Revenue, Kahala Nui)
3,575,000	5.125%, 11/15/32	NR/NR/A	3,630,663
	Total Medical		43,765,033

	Transportation (9.4%)
	State of Hawaii Harbor System, Series 2020A, AMT
1,000,000	4.000%, 07/01/33	Aa3/NR/AA-	1,084,440
495,000	4.000%, 07/01/35	Aa3/NR/AA-	535,536
10,000,000	4.000%, 07/01/36	Aa3/NR/AA-	10,808,700
9,000,000	4.000%, 07/01/37	Aa3/NR/AA-	9,719,640
	State of Hawaii Harbor System, Series 2020C
300,000	5.000%, 07/01/29	Aa3/NR/AA-	353,712
200,000	4.000%, 07/01/34	Aa3/NR/AA-	220,476
560,000	4.000%, 07/01/37	Aa3/NR/AA-	615,552
875,000	4.000%, 07/01/38	Aa3/NR/AA-	956,918

14  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	State of Hawaii Highway Revenue, Series A
$ 1,000,000	5.000%, 01/01/25	Aa2/AA+/AA	$ 1,067,700
1,000,000	5.000%, 01/01/26	Aa2/AA+/NR	1,108,990
5,000,000	5.000%, 01/01/27	Aa2/AA+/AA	5,597,200
5,000,000	5.000%, 01/01/30	Aa2/AA+/AA	5,567,050
2,200,000	5.000%, 01/01/31	Aa2/AA+/NR	2,579,654
4,750,000	4.000%, 01/01/31	Aa2/AA+/AA	5,069,485
1,000,000	5.000%, 01/01/32	Aa2/AA+/NR	1,170,640
	State of Hawaii Highway Revenue, Series B
1,340,000	5.000%, 01/01/27	Aa2/AA+/AA	1,500,050
	State of Hawaii Highway Revenue, Series 2021
2,000,000	5.000%, 01/01/33	Aa2/AA+/NR	2,402,200
1,010,000	5.000%, 01/01/35	Aa2/AA+/NR	1,197,628
3,000,000	5.000%, 01/01/39	Aa2/AA+/NR	3,535,140
	Total Transportation		55,090,711

	Utility (4.8%)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series A, AMT
10,360,000	3.100%, 05/01/26	Baa1/NR/A-	10,468,158
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series B, AMT
4,000,000	4.000%, 03/01/37	Baa1/NR/A-	4,140,200
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2015
6,300,000	3.200%, 07/01/39	Baa1/NR/A-	6,245,820
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2015, AMT
500,000	3.250%, 01/01/25	Baa1/NR/A-	506,785

15  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Utility (continued)
	Hawaii State Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Co.), Series 2019, AMT
$ 7,000,000	3.500%, 10/01/49	Baa1/NR/A-	$ 7,014,210
	Total Utility		28,375,173

	Water & Sewer (9.3%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series A
1,000,000	5.000%, 07/01/23	Aa2/NR/AA+	1,041,180
1,030,000	5.000%, 07/01/24	Aa2/NR/AA+	1,099,257
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2020A
500,000	5.000%, 07/01/27	NR/AAA/AA+	571,795
1,565,000	5.000%, 07/01/33	NR/AAA/AA+	1,868,469
2,105,000	4.000%, 07/01/36	NR/AAA/AA+	2,323,962
1,890,000	4.000%, 07/01/37	NR/AAA/AA+	2,077,488
2,060,000	4.000%, 07/01/39	NR/AAA/AA+	2,257,369
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2021A
500,000	5.000%, 07/01/32	NR/AAA/AA+	608,605
525,000	5.000%, 07/01/33	NR/AAA/AA+	637,854
35,000	4.000%, 07/01/39	NR/AAA/AA+	38,712
2,565,000	4.000%, 07/01/46	NR/AAA/AA+	2,798,158
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2022A
10,000,000	4.000%, 07/01/47	NR/AAA/AA+	10,839,200
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015B
2,000,000	5.000%, 07/01/24	Aa2/NR/AA	2,134,480
2,095,000	5.000%, 07/01/25	Aa2/NR/AA	2,291,511

16  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2016A
$ 2,085,000	5.000%, 07/01/34	Aa2/NR/AA	$ 2,312,536
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2016B
635,000	5.000%, 07/01/35	Aa2/NR/AA	703,751
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2018A
6,000,000	5.000%, 07/01/36	Aa2/NR/AA	6,870,000
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2019A
3,000,000	4.000%, 07/01/30	Aa2/NR/AA	3,347,910
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2019B
1,000,000	4.000%, 07/01/34	Aa2/NR/AA	1,098,010
2,700,000	4.000%, 07/01/38	Aa2/NR/AA	2,936,142
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2015A
4,000,000	5.000%, 07/01/25	Aa3/NR/AA-	4,371,240
	City and County of Honolulu, Hawaii, Wastewater System (Second Bond Resolution) Junior Series 2019A
1,375,000	3.000%, 07/01/26	Aa3/NR/AA-	1,426,934
1,050,000	3.000%, 07/01/27	Aa3/NR/AA-	1,092,798
	Total Water & Sewer		54,747,361

17  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Other (1.2%)
	Hawaii State Department of Hawaiian Home Lands, Series 2017
$ 925,000	5.000%, 04/01/22	A1/NR/NR	$ 925,000
600,000	5.000%, 04/01/23	A1/NR/NR	619,518
500,000	5.000%, 04/01/24	A1/NR/NR	529,110
945,000	5.000%, 04/01/26	A1/NR/NR	1,049,309
905,000	5.000%, 04/01/29	A1/NR/NR	1,013,591
840,000	5.000%, 04/01/30	A1/NR/NR	936,608
	Hawaii State Department of Hawaiian Home Lands, COP (Kapolei Office Facility), 2017 Series A
330,000	5.000%, 11/01/24	Aa3/NR/NR	354,367
145,000	5.000%, 11/01/25	Aa3/NR/NR	159,471
1,115,000	5.000%, 11/01/27	Aa3/NR/NR	1,277,980
	Total Other		6,864,954
	Total Revenue Bonds		254,598,945

	Pre-Refunded Bonds (18.6%)††
	Pre-Refunded General Obligation Bonds (11.0%)
	City & County (4.8%)
	City and County of Honolulu, Hawaii, Series A, Prerefunded to 11/01/22 @100
2,000,000	5.000%, 11/01/26	Aa1/NR/NR	2,043,180
5,000,000	5.000%, 11/01/27	Aa1/NR/NR	5,107,950
5,000,000	5.000%, 11/01/31	Aa1/NR/NR	5,107,950
5,000,000	5.000%, 11/01/32	Aa1/NR/NR	5,107,950
	County of Hawaii, Series A, Prerefunded to 09/01/22 @100
1,500,000	5.000%, 09/01/30	Aa2/AA/AA+	1,523,880
	County of Hawaii, 2013-Series A, Prerefunded to 09/01/22 @100
500,000	5.000%, 09/01/23	Aa2/AA/AA+	507,960
1,000,000	5.000%, 09/01/25	Aa2/AA/AA+	1,015,920
1,000,000	5.000%, 09/01/27	Aa2/AA/AA+	1,015,920
1,000,000	5.000%, 09/01/28	Aa2/AA/AA+	1,015,920

18  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	County of Kauai, Hawaii, Refunding, Series A
$ 1,300,000	4.000%, 08/01/24	Aa2/AA/NR	$ 1,312,558
970,000	3.000%, 08/01/25	Aa2/AA/NR	976,198
615,000	3.000%, 08/01/26	Aa2/AA/NR	618,930
2,280,000	4.500%, 08/01/28	Aa2/AA/NR	2,305,718
345,000	5.000%, 08/01/29	Aa2/AA/NR	349,447
	Total City & County		28,009,481

	State (6.2%)
	State of Hawaii, Series EE
2,915,000	5.000%, 11/01/25	Aa2/AA+/AA	2,977,935
	State of Hawaii, Series EE, Prerefunded to 11/01/22 @100
80,000	5.000%, 11/01/24	Aa2/AA+/NR	81,727
45,000	5.000%, 11/01/24	NR/NR/NR*	45,972
2,385,000	5.000%, 11/01/25	NR/NR/NR*	2,436,492
40,000	5.000%, 11/01/26	NR/NR/NR*	40,864
70,000	5.000%, 11/01/27	NR/NR/NR*	71,511
220,000	5.000%, 11/01/27	Aa2/AA+/NR	224,750
	State of Hawaii, Series EF
3,000,000	5.000%, 11/01/24	Aa2/AA+/AA	3,064,770
	State of Hawaii, Series EH
4,375,000	5.000%, 08/01/25	Aa2/AA+/AA	4,565,225
5,000	5.000%, 08/01/30	NR/NR/NR*	5,217
500,000	5.000%, 08/01/30	NR/NR/NR*	521,740
	State of Hawaii, Series EH, Prerefunded to 08/01/23 @100
1,800,000	5.000%, 08/01/27	Aa2/AA+/NR	1,878,264
	State of Hawaii, Series EO
590,000	5.000%, 08/01/27	NR/NR/NR*	630,905
265,000	5.000%, 08/01/28	NR/NR/NR*	283,372
570,000	5.000%, 08/01/29	NR/NR/NR*	609,518

19  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Hawaii, Series EP, Refunding
$ 5,280,000	5.000%, 08/01/25	Aa2/AA+/AA	$ 5,652,293
5,300,000	5.000%, 08/01/26	Aa2/AA+/AA	5,673,703
	State of Hawaii, Series ET
2,070,000	5.000%, 10/01/30	Aa2/AA+/AA	2,278,780
5,000,000	5.000%, 10/01/31	Aa2/AA+/AA	5,504,300
	Total State		36,547,338
	Total Pre-Refunded General Obligation Bonds		64,556,819

	Pre-Refunded Revenue Bonds (7.6%)
	Water & Sewer (7.6%)
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Refunding Series A
4,795,000	4.500%, 07/01/29	Aa2/NR/AA+	4,835,901
4,955,000	4.500%, 07/01/30	Aa2/NR/AA+	4,997,266
5,020,000	5.000%, 07/01/31	Aa2/NR/AA+	5,068,845
3,040,000	5.000%, 07/01/32	Aa2/NR/AA+	3,069,579
3,495,000	5.000%, 07/01/33	Aa2/NR/AA+	3,529,006
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series A
1,795,000	5.000%, 07/01/26	Aa2/NR/AA+	1,917,742
875,000	5.000%, 07/01/27	Aa2/NR/AA+	934,833
1,750,000	5.000%, 07/01/28	Aa2/NR/AA+	1,869,665
	City and County of Honolulu, Hawaii, Board of Water Supply Water System, Series 2014A
360,000	5.000%, 07/01/29	Aa2/NR/AA+	384,617

20  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Principal Amount	Pre-Refunded Bonds (continued)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (continued)
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2012A, Prerefunded to 07/01/22 @100
$ 1,000,000	5.000%, 07/01/30	Aa2/NR/NR	$ 1,009,730
1,000,000	5.000%, 07/01/31	Aa2/NR/NR	1,009,730
1,500,000	5.000%, 07/01/32	Aa2/NR/NR	1,514,595
2,500,000	5.000%, 07/01/42	Aa2/NR/NR	2,524,325
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2012B
2,000,000	4.000%, 07/01/28	Aa2/NR/NR	2,014,420
3,000,000	4.000%, 07/01/30	Aa2/NR/NR	3,021,630
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015A
200,000	5.000%, 07/01/40	Aa2/NR/AA	219,156
	City and County of Honolulu, Hawaii, Wastewater System (First Bond Resolution) Senior Series 2015B
2,150,000	5.000%, 07/01/30	Aa2/NR/AA	2,355,927
3,700,000	5.000%, 07/01/31	Aa2/NR/AA	4,054,386
	Total Water & Sewer		44,331,353
	Total Pre-Refunded Revenue Bonds		44,331,353
	Total Pre-Refunded Bonds		108,888,172
	Total Municipal Bonds (cost $579,113,741)		574,033,748

Shares	Short-Term Investment (0.7%)
3,911,216	Dreyfus Government Cash Management, Institutional Shares, 0.19%** (cost $3,911,216)	Aaa-mf/AAAm/NR	$ 3,911,216

	Total Investments (cost $583,024,957 - note 4)	98.6%	577,944,964
	Other assets less liabilities	1.4	8,354,120
	Net Assets	100.0%	$ 586,299,084

21  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2022

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa and Aaa-mf of Moody's or AAA of S&P and AAAm of S&P	4.9%
Pre-Refunded Bonds††	18.8
Aa of Moody's or AA of S&P or Fitch	63.8
A of Moody's or S&P or Fitch	12.1
BBB of S&P	0.4
100.0%

PORTFOLIO ABBREVIATIONS
AMT - Alternative Minimum Tax COP - Certificates of Participation FHLMC - Federal Home Loan Mortgage Corp. NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

22  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2022

ASSETS
Investments at value (cost $583,024,957)	$577,944,964
Interest receivable	6,980,681
Receivable for investment securities sold	2,416,856
Receivable for Trust shares sold	283,657
Other assets	82,473
Total assets	587,708,631

LIABILITIES
Payable for Trust shares redeemed	744,230
Advisory and Administrative fees payable	226,842
Dividends payable	157,822
Distribution and service fees payable	1,113
Accrued expenses payable	279,540
Total liabilities	1,409,547
NET ASSETS	$586,299,084

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$541,524
Additional paid-in capital	591,600,711
Total distributable earnings (losses)	(5,843,151)
$586,299,084
CLASS A
Net Assets	$498,512,680
Capital shares outstanding	46,054,076
Net asset value and redemption price per share	$10.82
Maximum offering price per share (100/97 of $10.82)	$11.15

CLASS C
Net Assets	$15,232,125
Capital shares outstanding	1,408,064
Net asset value and offering price per share	$10.82

CLASS F
Net Assets	$196,433
Capital shares outstanding	18,119
Net asset value, offering and redemption price per share	$10.84

CLASS Y
Net Assets	$72,357,846
Capital shares outstanding	6,672,119
Net asset value, offering and redemption price per share	$10.84

See accompanying notes to financial statements.

23  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2022

Investment Income
Interest income			$14,538,798

Expenses
Investment Adviser fee (note 3)	$	$ 1,459,850
Administrator/Business Manager fee (note 3)		1,396,379
Distribution and service fee (note 3)		1,255,080
Transfer and shareholder servicing agent fees		441,569
Trustees’ fees and expenses (note 7)		198,108
Fund accounting fees		138,708
Legal fees		130,080
Registration fees and dues		58,833
Auditing and tax fees		31,800
Insurance		31,424
Shareholders’ reports and proxy statements		25,548
Custodian fees		20,274
Credit facility fees (note 10)		10,329
Compliance services (note 3)		8,373
Miscellaneous		14,154

Total expenses			5,220,509
Net investment income			9,318,289

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions		(764,500)
Change in unrealized appreciation (depreciation) on investments		(34,199,938)

Net realized and unrealized gain on investments			(34,964,438)
Net change in net assets resulting from operations			$(25,646,149)

See accompanying notes to financial statements.

24  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2022	Year Ended March 31, 2021
OPERATIONS
Net investment income	$9,318,289	$10,872,984
Realized gain (loss) from securities transactions	(764,500)	656,097
Change in unrealized appreciation (depreciation) on investments	(34,199,938)	7,007,259
Change in net assets resulting from operations	(25,646,149)	18,536,340

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(8,457,671)	(10,405,247)

Class C Shares	(135,638)	(240,092)

Class F Shares	(4,217)	(3,146)

Class Y Shares	(1,376,806)	(1,510,211)
Change in net assets from distributions	(9,974,332)	(12,158,696)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	42,954,914	54,091,280
Reinvested dividends and distributions	7,791,464	9,364,358
Cost of shares redeemed	(74,417,054)	(70,522,914)
Change in net assets from capital share transactions	(23,670,676)	(7,067,276)

Change in net assets	(59,291,157)	(689,632)

NET ASSETS:
Beginning of period	645,590,241	646,279,873
End of period	$586,299,084	$645,590,241

See accompanying notes to financial statements.

25  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS MARCH 31, 2022

1. Organization

Hawaiian Tax-Free Trust (the “Trust”), a non-diversified, open-end investment company, was organized on May 7, 1984, as a Massachusetts business trust and commenced operations on February 20, 1985. The Trust is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees.
b)	Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

26  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2022:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$3,911,216
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	574,033,748
Level 3 – Significant Unobservable Inputs	—
Total	$577,944,964
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount and market discount.
e)	Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2019 – 2021) or expected to be taken in the Trust’s 2022 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

27  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2022, there were no items identified that have been reclassified among components of net assets.
i)	The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

The Asset Management Group of Bank of Hawaii (the “Adviser”), serves as Investment Adviser to the Trust. In this role, under an Investment Advisory Agreement, the Adviser supervises the Trust’s investments. Aquila Investment Management LLC (the “Administrator/Business Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Administrator/Business Manager for the Trust under an Administration and Business Management Agreement with the Trust. The Administrator/Business Manager provides all administrative services to the Trust other than those relating to its investment portfolio. These include providing the office of the Trust and all related services as well as overseeing the activities of all the various support organizations to the Trust such as the shareholder servicing agent, fund accounting agent, custodian, legal counsel, auditors and distributor.

The Trust pays the Adviser a fee which is payable monthly and computed on the net assets of the Trust as of the close of business each day at the annual rate of 0.23% of the Trust’s net assets up to and including $875 million; 0.17% of the Trust’s net assets between $875 million and $1.5 billion; and 0.155% of the Trust’s net assets over $1.5 billion. For its services, the Administrator/Business Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.22% of the Trust’s net assets.

Under a Compliance Agreement with the Administrator/Business Manager, the Administrator/Business Manager is additionally compensated by the Trust for compliance related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Adviser and the Administrator/Business Manager are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

28  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

b)	Distribution and Service Fees:

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.20% of the Trust’s average net assets represented by Class A Shares. For the year ended March 31, 2022, distribution fees on Class A Shares amounted to $1,077,974 of which the Distributor retained $74,098.

Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $132,830. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2022, amounted to $44,276. The total of these payments made with respect to Class C Shares amounted to $177,106 of which the Distributor retained $42,478.

Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Trust’s shares are sold primarily through the facilities of these financial intermediaries having offices within Hawaii, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2022, total commissions on sales of Class A Shares amounted to $84,734, of which the Distributor received $24,884.

c)	Transfer and shareholder servicing fees:

The Trust occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

29  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

4. Purchases and Sales of Securities

During the year ended March 31, 2022, purchases of securities and proceeds from the sales of securities aggregated $88,769,822 and $105,361,079, respectively.

At March 31, 2022, the aggregate tax cost for all securities was $583,024,957. At March 31, 2022, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,270,582 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $9,350,575 for a net unrealized depreciation of $5,079,993.

5. Portfolio Orientation

Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Hawaii, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Hawaii and whatever effects these may have upon Hawaii issuers’ ability to meet their obligations.

30  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

	Year Ended March 31, 2022		Year Ended March 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	2,350,219	$26,788,662	2,979,306	$34,436,263
Reinvested dividends and distributions	586,723	6,672,496	703,934	8,132,627
Cost of shares redeemed	(4,730,899)	(53,871,076)	(4,535,051)	(52,333,138)
Net change	(1,793,957)	(20,409,918)	(851,811)	(9,764,248)

Class C Shares
Proceeds from shares sold	157,430	1,809,708	172,199	1,987,562
Reinvested dividends and distributions	10,007	113,873	16,947	195,693
Cost of shares redeemed	(491,380)	(5,622,480)	(567,814)	(6,561,726)
Net change	(323,943)	(3,698,899)	(378,668)	(4,378,471)

Class F Shares
Proceeds from shares sold	8,814	100,801	15,734	182,318
Reinvested dividends and distributions	370	4,217	272	3,148
Cost of shares redeemed	(16,744)	(190,913)	(59)	(686)
Net change	(7,560)	(85,895)	15,947	184,780

Class Y Shares
Proceeds from shares sold	1,244,775	14,255,743	1,509,257	17,485,137
Reinvested dividends and distributions	87,875	1,000,878	89,240	1,032,890
Cost of shares redeemed	(1,294,417)	(14,732,585)	(1,006,741)	(11,627,364)
Net change	38,233	524,036	591,756	6,890,663
Total transactions in Trust shares	(2,087,227)	$(23,670,676)	(622,776)	$(7,067,276)

7. Trustees’ Fees and Expenses

At March 31, 2022, there were 4 Trustees, one of whom is affiliated with the Administrator/Business Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2022 was $192,444. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2022, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $5,664.

31  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

8. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash at the shareholder’s option. The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Hawaii income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends and distributions may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. As of March 31, 2022, the Fund had post-October losses of $938,461, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021
Net tax-exempt income	$9,312,098	$10,859,333
Ordinary Income	6,182	16,825
Capital gains	656,052	1,282,538
	$9,974,332	$12,158,696

As of March 31, 2022, the components of distributable earnings on a tax basis were:

Unrealized depreciation	$(5,079,993)
Undistributed tax-exempt income	159,601
Post-October losses	(938,461)
Other temporary differences	(157,822)
Undistributed net realized gains	173,524
$(5,843,151)

32  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the six months ended March 31, 2022.

11. Risks

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Trust’s assets can decline as can the value of the Trust’s distributions.

33  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2022

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Trust’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Trust.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

34  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.48	$11.36	$11.29	$11.14	$11.32
Income (loss) from investment operations:
Net investment income (1)	0.17	0.19	0.21	0.23	0.22
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.14	0.07	0.15	(0.18)
Total from investment operations	(0.48)	0.33	0.28	0.38	0.04
Less distributions (note 9):
Dividends from net investment income	(0.17)	(0.19)	(0.21)	(0.23)	(0.22)
Distributions from capital gains	(0.01)	(0.02)	—†	—	—
Total distributions	(0.18)	(0.21)	(0.21)	(0.23)	(0.22)
Net asset value, end of period	$10.82	$11.48	$11.36	$11.29	$11.14
Total return (not reflecting sales charge)	(4.25)%	2.97%	2.51%	3.42%	0.38%
Ratios/supplemental data
Net assets, end of period (in millions)	$499	$549	$553	$571	$609
Ratio of expenses to average net assets	0.82%	0.83%	0.88%	0.85%	0.82%
Ratio of net investment income to average net assets	1.47%	1.68%	1.84%	2.03%	1.98%
Portfolio turnover rate	14%	9%	12%	10%	21%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.47	$11.36	$11.28	$11.13	$11.32
Income (loss) from investment operations:
Net investment income (1)	0.08	0.10	0.12	0.14	0.13
Net gain (loss) on securities (both realized and unrealized)	(0.64)	0.13	0.08	0.15	(0.19)
Total from investment operations	(0.56)	0.23	0.20	0.29	(0.06)
Less distributions (note 9):
Dividends from net investment income	(0.08)	(0.10)	(0.12)	(0.14)	(0.13)
Distributions from capital gains	(0.01)	(0.02)	—†	—	—
Total distributions	(0.09)	(0.12)	(0.12)	(0.14)	(0.13)
Net asset value, end of period	$10.82	$11.47	$11.36	$11.28	$11.13
Total return (not reflecting CDSC)	(4.94)%	2.06%	1.78%	2.59%	(0.51)%
Ratios/supplemental data
Net assets, end of period (in millions)	$15	$20	$24	$29	$40
Ratio of expenses to average net assets	1.62%	1.63%	1.68%	1.65%	1.62%
Ratio of net investment income to average net assets	0.67%	0.87%	1.03%	1.22%	1.18%
Portfolio turnover rate	14%	9%	12%	10%	21%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

36  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
				For the
				Period
				November 30,
				2018*
				through
	Year Ended March 31,			March 31,
	2022	2021	2020	2019
Net asset value, beginning of period	$11.50	$11.39	$11.30	$11.06
Income (loss) from investment operations:
Net investment income(1)	0.20	0.22	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.13	0.09	0.24
Total from investment operations	(0.45)	0.35	0.32	0.32
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.22)	(0.23)	(0.08)
Distributions from capital gains	(0.01)	(0.02)	—†	—
Total distributions	(0.21)	(0.24)	(0.23)	(0.08)
Net asset value, end of period	$10.84	$11.50	$11.39	$11.30
Total return	(4.02)%	3.11%	2.91%	2.93%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.20	$0.30	$0.11	$0.02
Ratio of expenses to average net assets	0.60%	0.59%	0.66%	0.67%(3)
Ratio of net investment income to average net assets	1.70%	1.89%	2.00%	2.19%(3)
Portfolio turnover rate	14%	9%	12%	10%(3)

*     Commencement of operations.

†    Capital gain distribution less than $0.01.

(1)  Per share amounts have been calculated using the daily average shares method.

(2)  Not annualized.

(3)  Annualized.

See accompanying notes to financial statements.

37  |  Hawaiian Tax-Free Trust

HAWAIIAN TAX-FREE TRUST FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.50	$11.39	$11.31	$11.16	$11.34
Income (loss) from investment operations:
Net investment income (1)	0.19	0.22	0.23	0.25	0.25
Net gain (loss) on securities (both realized and unrealized)	(0.65)	0.13	0.08	0.15	(0.18)
Total from investment operations	(0.46)	0.35	0.31	0.40	0.07
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.22)	(0.23)	(0.25)	(0.25)
Distributions from capital gains	(0.01)	(0.02)	—†	—	—
Total distributions	(0.20)	(0.24)	(0.23)	(0.25)	(0.25)
Net asset value, end of period	$10.84	$11.50	$11.39	$11.31	$11.16
Total return	(4.05)%	3.08%	2.80%	3.62%	0.58%
Ratios/supplemental data
Net assets, end of period (in millions)	$72	$76	$69	$64	$58
Ratio of expenses to average net assets	0.62%	0.63%	0.69%	0.65%	0.62%
Ratio of net investment income to average net assets	1.66%	1.87%	2.03%	2.22%	2.18%
Portfolio turnover rate	14%	9%	12%	10%	21%

†     Capital gain distribution less than $0.01.

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Hawaiian Tax-Free Trust

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Hawaiian Tax-Free Trust (the “Trust”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). The Trust’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether the Trust’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed the Trust’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing the Trust’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Trust would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which the Trust would reasonably anticipate trading: historical net redemption activity, the Trust’s concentration in an issuer, shareholder concentration, Trust performance, Trust size, and distribution channels.

The Committee considered the Trust’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Aquila Group of Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds.

The Committee also performed an analysis to determine whether the Trust is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Trust because the Trust primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

39  |  Hawaiian Tax-Free Trust

Additional Information (unaudited)

Trustees(1)(2) and Officers

Name and Year of Birth(3)	Positions Held with Trust and Length of Service(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(6)

Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(7) and parent of Aquila Investment Management LLC, Administrator, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flaherty Granby, CO (1958)	Chair of the Board since 2020; Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Catherine Luke Honolulu, HI (1972)	Trustee since 2018	President and Director, Loyalty Enterprises, Ltd. (property management) since 2013; Vice President, Loyalty Development, Ltd. (real estate investment) since 2012; President and Director, KJL, Inc. (real estate investment) since 2011; Director, Hawaii Leadership Forum (leadership program) since 2015.	1	Director, Trinity Merger Corporation (special purpose acquisition vehicle) 2018-2019

40  |  Hawaiian Tax-Free Trust

Name and Year of Birth(3)	Positions Held with Trust and Length of Service(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Randolph P. Perreira Honolulu, HI (1959)	Trustee since 2018	Executive Director, Hawaii Government Employees Association since 1986; President, Hawaii State AFL-CIO since 2005; Director, Aloha United Way since 2005; Member, P-20 Council for the State of Hawaii since 2003; Director, American Judicature Society (Hawaii) since 2009; Director, Island Energy Services since July, 2020; current Board member, Industrial Relations Research Association; current Board member, Hawaii Medical Services Association; currently or formerly active with various civic and charitable organizations.	1	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.
(3)	The mailing address of each Trustee is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(4)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(5)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(6)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a Manager of the Distributor.
(7)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

41  |  Hawaiian Tax-Free Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Funds Trust since 2013 and Aquila Opportunity Growth Fund, 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President since 1998	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Administrator and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

42  |  Hawaiian Tax-Free Trust

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

43  |  Hawaiian Tax-Free Trust

Your Trust’s Expenses (unaudited)

As a Trust shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/21	Ending(1) Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Ending Account Value 3/31/22	Expenses(2) Paid During Period 10/1/21 – 3/31/22	Net Annualized Expense Ratio
A	$1,000	$ 954.40	$4.04	$1,020.79	$4.18	0.83%
C	$1,000	$ 951.40	$7.93	$1,016.80	$8.20	1.63%
F	$1,000	$ 955.60	$2.93	$1,021.94	$3.02	0.60%
Y	$1,000	$ 955.40	$3.07	$1,021.79	$3.18	0.63%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

44  |  Hawaiian Tax-Free Trust

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Trust’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Trust files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Trust’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Trust’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Trust’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Trust’s Portfolio Holdings Disclosure Policy, the Administrator also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Trust’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2021, there were no proxies related to any portfolio instruments held by the Trust. As such, the Trust did not vote any proxies. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2022, $9,312,098 of dividends paid by Hawaiian Tax-Free Trust, constituting 93.4% of total dividends paid, were exempt-interest dividends, exempt from regular Federal income tax and Hawaii state income tax; $656,052 of dividends paid by the Trust constituting 6.5% of total dividends paid were capital gains distributions and the balance was ordinary dividend income.

Prior to February 15, 2023, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2022 calendar year.

45  |  Hawaiian Tax-Free Trust

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Administrator/Business Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Adviser

ASSET MANAGEMENT GROUP of

BANK of HAWAII

130 Merchant Street, Suite 370

Honolulu, Hawaii 96813

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

Catherine Luke

Randolph P. Perreira

Officers

Diana P. Herrmann, President

Sherri Foster, Senior Vice President

Paul G. O’Brien, Senior Vice President

Stephen J. Caridi, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-HIAR-0522

ITEM 2.   CODE OF ETHICS.

(a)	As of March 31, 2022 the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(c)	N/A

(d)	N/A

(f)(2)	The text of the Registrant’s Code of Ethics that applies to the Registrant’s principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant’s Internet address at aquilafunds.com.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)	The Registrant’s Board of Trustees has determined that Mr. Randolph Perreira and Mr. Glenn O’Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Mr. Perreira and Mr. O’Flaherty are both “independent” as such term is defined in Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $27,600 in 2021 and $28,300 in 2022.

(b)	Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)	Tax Fees - The Registrant was billed by the principal accountant $3,500 and $3,500 in 2021 and 2022, respectively, for return preparation and tax compliance.

(d)	All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)	Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)	None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(e)	No applicable.

(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or distributor over the past two years

(h)	Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   INVESTMENTS.

(a)                 Schedule I -Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
                  INVESTMENT COMPANIES.

Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
                  AFFILIATED PURCHASERS.

Not applicable

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES

Not applicable

ITEM 13.   EXHIBITS.

(a)(1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN TAX-FREE TRUST

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

June 8, 2022

By:  /s/ Joseph P. DiMaggio

Chief Financial Officer and Treasurer

June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

June 8, 2022

By:  /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

June 8, 2022